Forum Funds

Merk Asian Currency Fund (the “Fund”)

Supplement dated September 24, 2012 to the Prospectus dated August 1, 2012

The section of the Prospectus entitled “Principal Investment Strategies” is amended as follows:

The first sentence of the first paragraph on page nine is hereby deleted in its entirety and replaced with the following.

To mitigate interest rate risk and credit risk to its portfolio, the Fund typically maintains a weighted average portfolio maturity of less than eighteen months and only buys money market or other short-term debt instruments that are issued by entities with an outstanding unsecured debt issue rated in the top three ratings by one or more U.S. nationally recognized ratings services or that the Adviser considers comparable in quality to instruments rated in the top three ratings.

For more information, please contact a Fund customer service representative at (866) MERK-FUND or (866) 637-5386 (toll free)

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